Proprietary and Confidential | February 4, 2014 Fourth Quarter 2013 Earnings & 2014 Forecast Conference Call 1 Exhibit 99.2

Proprietary and Confidential | 2 Safe Harbor and Non-GAAP Financial Measures Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995, including our expectations regarding revenue and earnings growth, lease fleet growth, performance in our product lines, including full service lease, supply chain solutions and commercial rental, used vehicle pricing, benefits from new product offerings, tax impacts, our strategic investment plans and the anticipated use of our share repurchase program. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, lower than expected lease sales, decreases in commercial rental demand and pricing, fluctuations in market demand for used vehicles impacting inventory levels, pricing and our anticipated proportion of retail versus wholesale sales, higher than expected maintenance costs, lower than expected benefits from maintenance initiatives and a newer fleet, setbacks in the economic recovery, decreases in freight demand or volumes, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, further decline in economic and market conditions in the U.K., competition from other service providers, customer retention levels, loss of key customers, unexpected bad debt reserves or write-offs, changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, depreciation, insurance and revenue, sudden or unusual changes in fuel prices, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, comparable earnings, comparable earnings before income tax, comparable tax rate, adjusted return on capital, total cash generated, free cash flow, total obligations and the ratios based on these financial measures. Refer to Appendix – Non-GAAP Financial Measures for more information about the non-GAAP financial measures contained in this presentation. Additional information as required by Regulation G regarding non-GAAP financial measures can be found in our most recent Form 10-K, Form 10-Q and our Form 8-K filed as of the date of this presentation with the SEC, which are available at http://investors.ryder.com.

Proprietary and Confidential | 3 Contents ►Fourth Quarter 2013 Results Overview ►Asset Management Update ►2014 Forecast ►Q & A

Proprietary and Confidential | 4 4th Quarter Results Overview ► Comparable earnings per share from continuing operations were $1.35 vs. $1.26 in 4Q12 ► Earnings per diluted share from continuing operations were $1.24 in 4Q13 vs. $1.07 in 4Q12 – 4Q13 included a $0.11 charge from non-operating pension costs and other items – 4Q12 included a $0.09 charge related to non-operating pension costs and a $0.10 charge for certain vehicle-related losses from Superstorm Sandy ► Operating revenue increased 4% and total revenue increased 2% vs. prior year reflecting new business and higher volumes in Supply Chain Solutions, lease revenue growth and higher rental revenue

Proprietary and Confidential | 5 Key Financial Statistics Fourth Quarter ($ Millions, Except Per Share Amounts) 2013 2012 % B/(W) Operating Revenue 1,344.7$ 1,287.6$ 4% Fuel Services and Subcontracted Transportation Revenue 273.0 296.0 (8)% Total Revenue 1,617.7$ 1,583.5$ 2% Earnings Per Share from Continuing Operations 1.24$ 1.07$ 16% Comparable Earnings Per Share from Continuing Operations 1.35$ 1.26$ 7% Memo: Averag Shares (Millions ) - Diluted 52.7 50.8 Tax Rate from Continuing Operations 32.5% 32.9% Comparable Tax Rate from Continuing Operations 33.3% 33.7% Note: Amounts throughout presentation may not be additive due to rounding.

Proprietary and Confidential | 6 Key Financial Statistics Full Year ($ Millions, Except Per Share Amounts) 2013 2012 % B/(W) Operating Revenue 5,270.5$ 5,066.3$ 4% Fuel Services and Subcontracted Transportation Revenue 1,148.8 1,190.6 (4)% Total Revenue 6,419.3$ 6,257.0$ 3% Earnings Per Share from Continuing Operations 4.63$ 3.91$ 18% Comparable Earnings Per Share from Continuing Operations 4.88$ 4.41$ 11% Memo: Average Shares (Millions ) - Diluted 52.1 50.7 Tax Rate from Continuing Operations 34.1% 33.7% Comparable Tax Rate from Continuing Operations 34.7% 35.4% Adjusted Return on Capital vs. Cost of Capital (Trailing 12 months) 1.0% 0.8% Note: Amounts throughout presentation may not be additive due to rounding.

Proprietary and Confidential | 7 4th Quarter Results Overview – FMS ► Fleet Management Solutions (FMS) operating revenue up 3% and total revenue up 2% vs. prior year – Full service lease revenue up 3% – Contract maintenance revenue down 8% – Contract-related maintenance up 1% – Commercial rental revenue up 6% ► FMS earnings increased due to strong used vehicle sales results, better commercial rental performance and improved full service lease results – Favorable lease results driven by vehicle residual value benefits and higher lease rates reflecting new technology ► FMS earnings before tax (EBT) up 14% – FMS EBT percent of operating revenue up 110 basis points to 11.2%

Proprietary and Confidential | 8 4th Quarter Results Overview – SCS ► Supply Chain Solutions (SCS) operating revenue up 8% and total revenue up 4% vs. prior year due to new business and higher volumes – Dedicated operating revenue increased 7% vs. prior year due to new sales ► SCS earnings were higher reflecting new business and stronger volumes, partially offset by $1M in legal claims ► SCS earnings before tax (EBT) up 6% – SCS EBT percent of operating revenue unchanged at 6.3%

Proprietary and Confidential | 9 Business Segments 2013 2012 % B/(W) 2013 2012 % B/(W) Operating Revenue: Fleet Management Solutions 875.7$ 849.5$ 3% 1,135.5$ 1,117.7$ 2% Supply Chain Solutions 525.9 489.1 8% 598.7 575.3 4% Eliminations (56.9) (51.0) (12)% (116.4) (109.4) (6)% Total 1,344.7$ 1,287.6$ 4% 1,617.7$ 1,583.5$ 2% Segment Earnings Before Tax: (1) Fleet Management Solutions 98.2$ 86.0$ 14% Supply Chain Solutions 32.9 31.0 6% Eliminations (9.7) (8.6) (12)% 121.5 108.4 12% Central Support Services (Unallocated Share) (13.5) (10.5) (28)% Non-operating Pension Costs (9.0) (7.9) (14)% Restructuring and Other Charges, Net and Other Items (1.4) (8.2) NM Earnings Before Income Taxes 97.6 81.8 19% Provision for Income Taxes (31.7) (26.9) (18)% Earnings from Continuing Operations 65.9$ 54.9$ 20% Comparable Earnings from Continuing Operations 72.1$ 64.9$ 11% Memo: Total Revenue Fourth Quarter (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions)

Proprietary and Confidential | Business Segments 2013 2012 % B/(W) 2013 2012 % B/(W) Operating Revenue: Fleet Management Solutions 3,424.5$ 3,321.2$ 3% 4,494.7$ 4,405.3$ 2% Supply Chain Solutions 2,063.9 1,944.5 6% 2,383.1 2,280.6 4% Eliminations (217.8) (199.3) (9)% (458.5) (428.9) (7)% Total 5,270.5$ 5,066.3$ 4% 6,419.3$ 6,257.0$ 3% Segment Earnings Before Tax: (1) Fleet Management Solutions 344.0$ 307.6$ 12% Supply Chain Solutions 130.0 115.2 13% Eliminations (35.5) (29.3) (21)% 438.5 393.6 11% Central Support Services (Unallocated Share) (45.5) (42.3) (7)% Non-operating Pension Costs (24.3) (31.4) 23% Restructuring and Other Charges, Net and Other Items 0.2 (16.7) NM Earnings Before Income Taxes 368.9 303.1 22% Provision for Income Taxes (125.7) (102.2) (23)% Earnings from Continuing Operations 243.2$ 200.9$ 21% Comparable Earnings from Continuing Operations 256.6$ 226.8$ 13% Memo: Total Revenue Full Year (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions) 10

Proprietary and Confidential | Capital Expenditures 2013 $ 2013 2012 O/(U) 2012 Full Service Lease 1,823$ 1,548$ 275$ Commercial Rental 275 542 (267) Operating Property and Equipment 86 70 16 Gross Capital Expenditures 2,184 2,161 23 Less: Proceeds from Sales (Primarily Revenue Earning Equipment) 452 413 39 Less: Sale and Leaseback of Assets - 130 (130) Net Capital Expenditures 1,732$ 1,618$ 114$ Memo: Acquisitions (1) 2$ 5$ (3)$ Full Year ($ Millions) (1) 2012 Acquisitions exclude $20 million of debt assumed in the Euroway, Ltd. acquisition on August 1, 2012. 11

Proprietary and Confidential | Cash Flow from Continuing Operations 2013 2012 Earnings from Continuing Operations 243$ 201$ Depreciation 957 940 Gains on Vehicle Sales, Net (96) (89) Amortization and Other Non-Cash Charges, Net 76 68 Pension Contributions (95) (81) Changes in Working Capital and Deferred Taxes 138 96 Cash Provided by Operating Activities 1,223 1,134 Proceeds from Sales (Primarily Revenue Earning Equipment) 452 413 Proceeds from Sale and Leaseback of Assets - 130 Collections of Direct Finance Leases 71 72 Other, Net 8 - Total Cash Generated 1,754 1,749 Capital Expenditures (1) (2,140) (2,133) Free Cash Flow (2) (386)$ (384)$ Full Year ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash. 12

Proprietary and Confidential | 275% 234% 201% 146% 129% 151% 168% 157% 225% 183% 203% 261% 270% 226% 250% 0% 50% 100% 150% 200% 250% 300% 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 Long Term Target Midpoint Total Obligations to Equity Pension Impact Debt to Equity Ratio ($ Millions) 12/31/2013 12/31/2012 Balance Sheet Debt 4,189$ 3,821$ Percent To Equity 221% 260% Total Obligations 4,284$ 3,969$ Percent To Equity 226% 270% Total Equity (3) 1,897$ 1,467$ Balance 161% 139% 140% 135% 118% 143% 164% 147% 213% 175% 196% 257% 260% 221% Sheet Debt to Equity (1) (2) (1) Illustrates impact of accumulated net pension related equity charge on leverage. (2) Represents long term total obligations to equity target of 225 - 275% while maintaining a solid investment grade rating. (3) Total Equity includes impact of accumulated net pension related equity charge of $474 million as of 12/31/2013 and $645 million as of 12/31/12. 13

Proprietary and Confidential | Contents ►Fourth Quarter 2013 Results Overview ►Asset Management Update ►2014 Forecast ►Q & A 14

Proprietary and Confidential | ► Units held for sale were 7,900 at quarter end, down from 9,200 units held for sale in the prior year ─ Sequentially from the third quarter, units held for sale decreased by 300 units ► The number of used vehicles sold in the fourth quarter was 5,700, up 6% from the prior year ─ Sequentially from the third quarter, units sold were down 1% ► Proceeds per unit were down 1% for tractors and up 2% for trucks in the fourth quarter compared with prior year (excluding the impact of exchange rates) ─ Proceeds per unit were up 2% for tractors and down 3% for trucks vs. the third quarter ► Average fourth quarter total commercial rental fleet was down 1% from the prior year ─ Average commercial rental fleet was unchanged from the third quarter Global Asset Management Update (1) (1) Units rounded to nearest hundred. 15

Proprietary and Confidential | Contents ►Fourth Quarter 2013 Results Overview ►Asset Management Update ►2014 Forecast ►Q & A 16

Proprietary and Confidential | 2014 Forecast Assumptions General ► Moderate growth economic environment ► Moderately higher interest rates on new financing; however, Ryder’s average rate declines FMS ► Growth in Full Service Lease fleet resulting from improved new sales ► Reduced lease capital spending due to fewer replacements, partially offset by an increase in lease growth capital ► Improved rental results due to higher pricing and demand ► Higher rental capital spending due primarily to fleet refreshment ► Continued benefits from maintenance initiatives and a newer fleet, partially offset by higher costs on new technology ► Lower volume of used vehicles sold, partially offset by better pricing ► Depreciation residual benefit due to higher historical used vehicle pricing ► Higher overheads primarily due to strategic investments 17

Proprietary and Confidential | 2014 Forecast Assumptions SCS ► Revenue growth due to new business and improved business retention ► Customer volumes projected to modestly increase ► Margin improvement driven by net new business and higher volumes Other ► Restart of anti-dilutive share repurchase plan; EPS still negatively impacted due to 2013 share issuances ► Higher tax rate due to increased earnings in higher tax rate jurisdictions ► Sale-leaseback of $100 million planned 18

Proprietary and Confidential | 2013 % B / (W) Revenue: Operating Revenue $ 5,570 5,270$ 6% Fuel Services and Subcontracted Transportation 1,190 1,149 4% Total Revenue $ 6,760 6,419$ 5% Earnings From Continuing Operations: Earnings Before Income Taxes $ 425 - 437 369$ 15 - 18% Earnings $ 274 - 282 243$ 13 - 16% Comparable Earnings Before Income Taxes $ 438 - 450 393$ 11 - 14% Comparable Earnings $ 282 - 290 257$ 10 - 13% Earnings Per Share (EPS) From Continuing Operations: EPS $ 5.15 - 5.30 4.63$ 11 - 15% Comparable EPS $ 5.30 - 5.45 4.88$ 9 - 12% Memo: Average Shares (Millions) - Diluted 53.0 52.1 Tax Rate from Continuing Operations 35.5% 34.1% Comparable Tax Rate from Continuing Operations 35.7% 34.7% Adjusted Return on Capital vs. Cost of Capital 0.9% 1.0% 2014 Forecast Key Financial Statistics ($ Millions, Except Per Share Amounts) Note: Earnings per share amounts are calculated independently for each component and may not be additive due to rounding. 19

Proprietary and Confidential | Business Segment Revenue Fleet Management Solutions: Total Revenue (1) 7% Operating Revenue 6% Full Service Lease Revenue 5% Commercial Rental Revenue 7% Supply Chain Solutions: Total Revenue (2) 3% Operating Revenue 5% 2014 Forecast Change % vs. 2013 (1) Includes fuel revenue. (2) Includes subcontracted transportation revenue. 20

Proprietary and Confidential | 2014 Causes of EPS Change ($ Earnings Per Share) 21 Note: Represents Comparable EPS from Continuing Operations (0.08) $4.88 0.11 0.11 - 0.13 0.16-0.18 0.24-0.27 0.29-0.33 $5.30 – $5.45 (0.16-0.20) (0.12) (0.09) 2013 Strategic Investments & Other Compensation Share Count Tax Rate On-Demand & Other Commercial Rental Residual Impact & Used Vehicle Sales SCS FMS Contractual 2014 Forecast − Merit − Medical + Bonus − Sales & Marketing − IT + Lease + Contract Maint + Residual Values − UVS Volumes

Proprietary and Confidential | Capital Expenditures, Cash Flow & Leverage 2014 Forecast 2013 Full Service Lease - Replacement $ 1,120 Full Service Lease - Growth 580 Full Service Lease 1,700 1,823$ Commercial Rental 330 275 Operating Property and Equipment 130 86 Gross Capital Expenditures 2,160 2,184 Less: Proceeds from Sales 460 452 100 - Net Capital Expenditures $ 1,600 1,732$ Cash Provided by Operating Activities $ 1,300 1,223$ To al C sh Generated $ 1,900 1,754$ Free Cash Flow $ (300) (386)$ Total Obligations to Equity 230% 226% Less: Proceeds from Sale and Leaseback Full Year ($ Millions) 22

Proprietary and Confidential | Growth Capital Expenditures 23 Free Cash Flow 380 341 614 258 (257) (384) (386) (300) ($ Millions) 2014 229 263 382 556 580 180 460 184 177 120 0.0 0.5 1.0 2007 2008 2009 2010 2011 2012 2013 2014 Forecast 2007 2008 2009 2010 2011 2012 2014 Forecast 20 0 229 0 180 723 566 700 733 Fleet Count Increase Higher per Unit Investment 580 Growth Capital Expenditures - Lease Growth Capital Expenditures – Lease & Rental 2014 Forecast 430 150 Rental Lease

Proprietary and Confidential | EPS Forecast – Continuing Operations 2014 Comparable EPS Forecast(1) $ 0.83 - 0.88 $ 5.30 - 5.45 2013 Comparable EPS(2) $ 0.81 $ 4.88 First Quarter Full Year ($ Earnings Per Share) (1) 2014 Comparable EPS Forecast, a non-GAAP financial measure, excludes from EPS forecast $0.04 and $0.15 of non-operating pension costs for the first quarter and full year periods, respectively. (2) 2013 Comparable EPS for the first quarter excluded net expense of $0.02 from non-operating pension costs, partially offset by a foreign currency translation benefit. 2013 Comparable EPS for the full year excludes $0.28 of non-operating pension costs, and $0.03 of pension settlement charge partially offset by other net charges of $0.06. 24

Proprietary and Confidential | Q&A 25

Proprietary and Confidential | Appendix Full Service Lease Vehicle Count Business Segment Detail Central Support Services Balance Sheet Financial Indicators Forecast Adjusted Return on Capital History Asset Management Non-GAAP Financial Measures & Reconciliations 26

Proprietary and Confidential | End of Period 4Q12 1Q13 2Q13 3Q13 4Q13 FSL Fleet (as reported) 122,400 121,700 120,300 120,800 122,900 500 UK FSL Trailers 6,200 6,000 5,400 5,100 5,000 (1,200) FSL Fleet - excluding UK 116,200 115,700 114,900 115,700 117,900 1,700 Sequential Change 1Q13 O/(U) 4Q12 2Q13 O/(U) 1Q13 3Q13 O/(U) 2Q13 4Q13 O/(U) 3Q13 FSL Fleet (as reported) (700) (1,400) 500 2,100 UK FSL Trailers (200) (600) (300) (100) FSL Fleet - excluding UK (500) (800) 800 2,200 4Q13 O/(U) 4Q12 27 Full Service Lease (FSL) Fleet Count Note: Represents end of period vehicle count.

Proprietary and Confidential | Fleet Management Solutions (FMS) 2013 2012 % B/(W) Full Service Lease 555.4$ 536.7$ 3% Contract Maintenance 43.3 46.9 (8)% Contractual Revenue 598.8 583.7 3% Contract-related Maintenance 50.0 49.3 1% Commercial Rental 209.2 197.4 6% Other 17.8 19.1 (7)% Operating Revenue 875.7 849.5 3% Fuel Services Revenue 259.8 268.2 (3)% Total Revenue 1,135.5$ 1,117.7$ 2% Segment Earnings Before Tax (EBT) 98.2$ 86.0$ 14% Segment EBT as % of Total Revenue 8.6% 7.7% Segment EBT as % of Operating Revenue 11.2% 10.1% Fourth Quarter ($ Millions) 28

Proprietary and Confidential | Fleet Management Solutions (FMS) 2013 2012 % B/(W) 4 Full Service Lease 2,177.4$ 2,102.2$ 4% Contract Maintenance 180.3 187.2 (4)% Contractual Revenue 2,357.7 2,289.4 3% Contract-related Maintenance 205.3 187.0 10% Commercial Rental 789.5 772.8 2% Other 72.0 72.0 - Operating Revenue 3,424.5 3,321.2 3% Fuel Services Revenue 1,070.2 1,084.2 (1)% Total Revenue 4,494.7$ 4,405.3$ 2% Segment Earnings Before Tax (EBT) 344.0$ 307.6$ 12% Segment EBT as % of Total Revenue 7.7% 7.0% Segment EBT as % of Operating Revenue 10.0% 9.3% Full Year ($ Millions) 29

Proprietary and Confidential | Supply Chain Solutions (SCS) 2013 2012 % B/(W) Automotive 139.8$ 141.7$ (1)% High-Tech 87.3 81.7 7% Retail & CPG 189.9 176.7 7% Industrial & Other 108.9 89.0 22% Operating Revenue 525.9 489.1 8% Subcontracted Transportation 72.8 86.1 (15)% Total Revenue 598.7$ 575.3$ 4% Segment Earnings Before Tax (EBT) 32.9$ 31.0$ 6% Segment EBT as % of Total Revenue 5.5% 5.4% Segment EBT as % of Operating Revenue 6.3% 6.3% Memo: Dedicated Services - Operating Revenue (1) 309.6$ 289.4$ 7%322.8 Dedicated Services - Total Revenue 343.7$ 322.8$ 6% Fuel Costs 67.1$ 65.9$ 2% Fourth Quarter ($ Millions) (1) Excludes $34.1 million and $33.4 million of Dedicated Services Subcontracted Transportation in 2013 and 2012, respectively. Amounts throughout presentation may not be additive due to rounding. 30

Proprietary and Confidential | Supply Chain Solutions (SCS) 2013 2012 % B/(W) Automotive 573.4$ 563.5$ 2% High-Tech 332.6 317.5 5% Retail & CPG 737.1 711.2 4% Industrial & Other 420.8 352.4 19% Operating Revenue 2,063.9 1,944.5 6% Subcontracted Transportation 319.2 336.1 (5)% Total Revenue 2,383.1$ 2,280.6$ 4% Segment Earnings Before Tax (EBT) 130.0$ 115.2$ 13% Segment EBT as % of Total Revenue 5.4% 5.1% Segment EBT as % of Operating Revenue 6.3% 5.9% Memo: Dedicated Services - Operating Revenue (1) 1,212.0$ 1,137.4$ 7% Dedicated Services - Total Revenue 1,350.4$ 1,295.1$ 4% Fuel Costs 269.3$ 258.9$ 4% Full Year ($ Millions) (1) Excludes $138 million and $158 million of Dedicated Services Subcontracted Transportation in 2013 and 2012, respectively. Amounts throughout presentation may not be additive due to rounding. 31

Proprietary and Confidential | ($ in Millions) 1Q 2013 2Q 2013 3Q 2013 4Q 2013 FY 2013 EBT Previously reported 23.8$ 32.7$ 38.5$ ― ― Restated 1Q - 3Q 24.4$ 33.0$ 39.6$ 32.9$ 130.0$ EBT as a % of Total Revenue Previously reported 4.1% 5.5% 6.3% ― ― Restated 1Q - 3Q 4.2% 5.5% 6.5% 5.4% 5.4% EBT as a % of Operating Revenue Previously reported 4.8% 6.3% 7.3% ― ― Restated 1Q - 3Q 4.9% 6.4% 7.5% 6.3% 6.3% In the fourth quarter of 2013, we revised the amount of intercompany profit allocated to SCS from FMS. The overall results for the Company were not impacted, however, SCS profitability in the first nine months of 2013 will increase by $2M and be offset by a reduction in intercompany eliminations. We have restated the SCS quarterly results for 2013 as follows: SCS Earnings Before Tax 2013 32

Proprietary and Confidential | Central Support Services (CSS) 2013 2012 % B/(W) Allocated CSS Costs 42.2$ 38.2$ (10)% Unallocated CSS Costs 13.5 10.5 (29) Total CSS Costs 55.7$ 48.7$ (14)% Fourth Quarter ($ Millions) 33

Proprietary and Confidential | Central Support Services (CSS) 2013 2012 % B/(W) Allocated CSS Costs 164.8$ 151.7$ (9)% Unallocated CSS Costs 45.5 42.3 (7) Total CSS Costs 210.3$ 194.0$ (8)% Full Year ($ Millions) 34

Proprietary and Confidential | Balance Sheet December 31, December 31, 2013 2012 Cash and Cash Equivalents 62$ 66$ Other Current Assets 1,001 974 Revenue Earning Equipment, Net 6,491 5,755 Operating Property and Equipment, Net 634 625 Other Assets 916 899 Total Assets 9,104$ 8,319$ Short-Term Debt / Current Portion Long-Term Debt 259$ 368$ Other Current Liabilities 972 905 Long-Term Debt 3,930 3,453 Other Non-Current Liabilities (including Deferred Income Taxes) 2,046 2,126 Shareholders' Equity 1,897 1,467 Total Liabilities and Shareholders' Equity 9,104$ 8,319$ ($ Millions) 35

Proprietary and Confidential | Adjusted Return on Capital History Adjusted Return on Capital (ROC) 6.8% 6.7% 6.6% 6.5% 6.3% 6.1% 5.5% 4.8% 4.7% 4.8% 7.8% 7.9% 7.4% 7.3% 4.1% 4.8% 5.7% 5.6% 5.7% 5.7% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Forecast Cost of Capital (COC) Return on Equity 14.6% 15.5% 14.2% 11.2% 4.4% 8.4% 11.9% 14.9% 14.9% 14.2% Adjusted Total Capital (1) $3,846 $4,184 $4,789 $4,841 $4,244 $4,030 $4,588 $5,237 $5,674 $6,600 (1) Adjusted Total Capital represents Adjusted Average Total Capital in millions. 2014 Forecast 36 ROC O/(U) COC 1.0% 1.2% 0.8% 0.8% (2.2)% (1.3)% 0.2% 0.8% 1.0% 0.9%

Financial Indicators Forecast [1]

Gross Capital Expenditures [2]

($ Millions)



Full Service Lease
Commercial Rental
PP&E/Other
$1,289
$657
$600
$725
$1,165
$1,399
$1,757
$1,182
$1,265
$611
$1,088
$1,760
$2,161
$2,184
$2,160
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 Forecast

Free Cash Flow [2]

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014 Forecast
(242)	131	367	357	289	(208)[3]	(439)	380	341	614	258	(257)	(384)	(386)	(300)

Total Obligations to Equity



Total Obligations to Equity
Pension Impact (4)
275%
234%
201%
146%
129%
151%
168%
157%
225%
183%
203%
261%
270%
226%
230%
250%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 Forecast
Long Term Target Midpoint (5)

Balance Sheet Debt to Equity

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
161%	139%	140%	135%	118%	143%	164%	147%	213%	175%	196%	257%	260%	221%

(1) Total Obligations to Equity includes acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions.
(2) 2000-2004 not restated for operations discontinued in 2009.
(3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters.
(4) Illustrates impact of accumulated net pension related equity charge on leverage.
(5) Represents long term obligations to equity target of 225-275% while maintaining a solid investment grade credit rating.

Proprietary and Confidential | 37

Proprietary and Confidential | Number of Units (a) U.S. only (b) Externally Reported. Redeployments Includes Rental to lease & excludes Lease to Rental (c) Excludes early terminations where customer purchases vehicle 4,103 4,243 4,793 3,824 5,168 4,698 4,363 7,537 6,096 4,698 9,060 3,636 4,190 7,784 3,012 4,814 8,125 2,786 4,148 7,011 2,846 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Redeployments Extensions Early Terminations FY 07 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13 Redeployments – Vehicles coming off-lease or in Rental with useful life remaining are redeployed in the Ryder fleet (SCS, or with another Lease customer). Redeployments exclude units transferred into the Rental product line. Extensions – Ryder re-prices lease contract and extends maturity date. Early terminations – Customer elects to terminate lease prior to maturity. Depending on the remaining useful life, the vehicle may be redeployed in the Ryder fleet (Commercial Rental, SCS, other Lease customer) or sold by Ryder. Asset Management Update (a) 38 (b)(c)

Proprietary and Confidential | Non-GAAP Financial Measures ► This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. ► Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 5-6 Comparable Earnings / Comparable EPS Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations Reconciliation 40 Comparable Earnings Before Income Tax / Comparable Tax Rate Earnings Before Income Tax / Tax Rate EBT and Tax Rate from Continuing Operations Reconciliation 41 Comparable EPS Forecast EPS Forecast EPS Forecast – Continuing Operations 24 Adjusted Return on Capital Net Earnings / Total Capital Adjusted Return on Capital Reconciliation 42-44 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 47-48 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Reconciliation 45-46 FMS Operating Revenue / SCS and Dedicated Services Operating Revenue FMS Total Revenue / SCS and Dedicated Services Total Revenue Fleet Management Solutions (FMS) / Supply Chain Solutions (SCS) 28-31 39

Ryder

Earnings and EPS from Continuing Operations Reconciliation

($ Millions or $ Earnings Per Share)

	4Q13 - Earnings	4Q13 - EPS	4Q12 - Earnings	4Q12 - EPS
Reported	$ 65.9	$ 1.24	$ 54.9	$ 1.07
Non-Operating pension costs	5.3	0.10	4.8	0.09
Pension settlement charge	1.0	0.01	-	-
Superstorm Sandy vehicle-related losses	-	-	5.1	0.10
Restructuring and other (recoveries) charges, net	(0.1)	-	-	-
Comparable (1)	$ 72.1	$ 1.35	$ 64.9	$ 1.26

	FY13 - Earnings	FY13 - EPS	FY12- Earnings	FY12- EPS
Reported	$ 243.2	$ 4.63	$ 200.9	$ 3.91
Non-Operating pension costs	14.3	0.28	19.4	0.37
Pension settlement charge	1.7	0.03	-	-
Superstorm Sandy vehicle-related (recoveries) losses	(0.4)	(0.01)	5.1	0.10
Restructuring and other (recoveries) charges, net	(0.4)	(0.01)	5.3	0.11
Foreign currency translation benefit	(1.9)	(0.04)	-	-
Tax benefits	-	-	(4.1)	(0.08)
Acquisition transaction costs	-	-	0.3	-
Comparable (1)	$ 256.6	$ 4.88	$ 226.8	$ 4.41

(1) The company uses Comparable Earnings and Comparable Earnings per Share (EPS) from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from Earnings and EPS from Continuing Operations non-operating pension costs, which we consider to be costs outside of the operational performance of the business and can significantly change from year to year. Comparable Earnings and Comparable EPS also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

Proprietary and Confidential | 40

Ryder®

EBT and Tax Rate from Continuing Operations Reconciliation

($ Millions or $ Earnings Per Share)

	4Q13 - EBT	4Q13 - Tax	4Q13 - Tax Rate	FY13 - EBT	FY13 - Tax	FY13 - Tax Rate
Reported	$ 97.6	$ 31.7	32.5%	$ 368.9	$ 125.7	34.1%
Non-operating Pension Costs	9.0	3.6		24.3	10.0	
Pension settlement charge	1.6	0.6		2.8	1.1	
Superstorm Sandy vehicle-related gain	-	-		(0.6)	(0.2)	
Restructuring and other recoveries, net	(0.2)	-		(0.5)	(0.1)	
Foreign currency translation benefit	-	-		(1.9)	-	
Comparable (1)	$ 108.0	$ 35.9	33.3%	$ 393.0	$ 136.5	34.7%

	4Q12 - EBT	4Q12 - Tax	4Q12 - Tax Rate	FY12 - EBT	FY12 - Tax	FY12 - Tax Rate
Reported	$ 81.8	$ 26.9	32.9%	$ 303.1	$ 102.2	33.7%
Non-operating Pension Costs	7.9	3.0		31.4	12.1	
Superstorm Sandy vehicle-related losses	8.2	3.1		8.2	3.1	
Restructuring charges	-	-		8.1	2.8	
Tax benefit	-	-		-	4.1	
Acquisition transaction costs	-	-		0.4	0.1	
Comparable (1)	$ 97.9	$ 33.0	33.7%	$ 351.2	$ 124.4	35.4%

(1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from EBT and Tax Rate from Continuing Operations non-operating pension costs, which we consider to be costs outside of the operational performance of the business and can significantly change from year to year. Comparable EBT and Comparable Tax Rate also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

Proprietary and Confidential | 41

Ryder

Adjusted Return on Capital Reconciliation

($ Millions)

	2004	2005	2006	2007	2008	2009
Net earnings (1)	$ 216	$ 227	$ 249	$ 254	$ 200	$ 62
Cumulative effect of change in accounting principle	-	2	-	-	-	-
Restructuring and other charges, net and other items	(24)	(2)	-	1	70	30
Income taxes	115	129	144	152	150	54
Adjusted earnings before income taxes	307	357	393	407	420	146
Adjusted interest expense (2)	106	127	149	169	165	150
Adjusted income taxes (3)	(156)	(186)	(207)	(220)	(230)	(122)
Adjusted net earnings	$ 257	$ 298	$ 332	$ 356	$ 355	$ 174
Average total debt(4)	$ 1,811	$ 2,148	$ 2,480	$ 2,848	$ 2,882	$ 2,692
Average off-balance sheet debt(4)	152	148	99	150	171	142
Average total shareholders' equity(4)	1,412	1,555	1,610	1,791	1,778	1,396
Average adjustments to shareholders' equity (5)	(16)	(5)	(5)	1	10	16
Adjusted average total capital	$ 3,359	$ 3,846	$ 4,184	$ 4,789	$ 4,841	$ 4,245
Adjusted return on capital	7.7%	7.8%	7.9%	7.4%	7.3%	4.1%

(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest for on and off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) The average is calculated based on the average GAAP balances.
(5) Represents comparable earnings items for those periods.

Proprietary and Confidential | 42

Proprietary and Confidential | Adjusted Return on Capital Reconciliation 2010 2011 2012 2013 Net Earnings (1) 118$ 170$ 210$ 238$ Restructuring and Other Charges, Net and Other Items 6 6 17 - Income Taxes 61 108 91 126 Adjusted Earnings Before Income Taxes 185 284 318 363 Adjusted Interest Expense (2) 133 135 143 140 Adjusted Income Taxes (3) (124) (157) (167) (177) Adjusted Net Earnings 194$ 262$ 294$ 326$ Average Total Debt(4) 2,512$ 3,079$ 3,707$ 3,951$ Average Off-Balance Sheet Debt(4) 114 78 126 131 Average Total Shareholders' Equity(4) 1,402 1,428 1,407 1,594 Average Adjustments to Shareholders' Equity (5) 2 4 (3) (2) Adjusted Average Total Capital 4,030$ 4,588$ 5,237$ 5,674$ Adjusted Return on Capital 4.8% 5.7% 5.6% 5.7% ($ Millions) (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes interest for on and off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) The average is calculated based on the average GAAP balances. (5) Represents comparable earnings items for those periods. 43

Ryder

Adjusted Return on Capital Reconciliation

Adjusted Return on Capital Reconciliation

($ Millions)

	2012 FMS	2012 SCS	2013 FMS	2013 SCS
Net Earnings [1]	$ 203	$ 70	$ 227	$ 80
Restructuring and Other Charges, Net and Other Items	(27)	-	(19)	-
Income Taxes	105	45	117	50
Adjusted Earnings Before Income Taxes	281	115	325	130
Adjusted Interest Expense [2]	143	9	142	7
Adjusted Income Taxes [3]	(149)	(49)	(160)	(54)
Adjusted Net Earnings	$ 275	$ 76	$ 306	$ 83
Average Total Debt[4]	$ 3,731	$ (42)	$ 3,982	$ (86)
Average Off-Balance Sheet Debt[4]	125	263	131	331
Average Total Shareholders' Equity[4]	1,065	344	1,263	370
Average Adjustments to Shareholders' Equity [5]	(9)	-	(8)	-
Adjusted Average Total Capital	$ 4,912	$ 565	$ 5,368	$ 615
Adjusted Return on Capital	5.6%	13.4%	5.7%	13.5%

(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest on off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) The average is calculated based on the average GAAP balances.
(5) Represents comparable earnings items for those periods.

Proprietary and Confidential | 44

Proprietary and Confidential | Debt to Equity Reconciliation % to % to % to % to % to % to % to % to 12/31/00 Equity 12/31/01 Equity 12/31/02 Equity 12/31/03 Equity 12/31/04 Equity 12/31/05 Equity 12/31/06 Equity 12/31/07 Equity Balance Sheet Debt $2,017 161% $1,709 139% $1,552 140% $1,816 135% $1,783 118% $2,185 143% $2,817 164% $2,776 147% Receivables Sold 345 110 - - - - - - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 879 625 370 153 161 117 78 178 PV of contingent rentals under securitizations 209 441 311 - - - - - Total Obligations $3,450 275% $2,885 234% $2,233 201% $1,969 146% $1,944 129% $2,302 151% $2,895 168% $2,954 157% Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions) 45

Proprietary and Confidential | Debt to Equity Reconciliation ($ Millions) Note: Amounts may not recalculate due to rounding. % to % to % to % to % to % to 12/31/2008 Equity 12/31/2009 Equity 12/31/2010 Equity 12/31/2011 Equity 12/31/2012 Equity 12/31/2013 Equity Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $3,382 257% $3,821 260% $4,189 221% Receivables Sold - - - - - PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 163 119 100 64 148 95 Total Obligations $3,026 225% $2,617 183% $2,847 203% $3,446 261% $3,969 270% $4,284 226% 46

Proprietary and Confidential | ($ Millions) 12/31/00 (1) 12/31/01 (1) 12/31/02 (1) 12/31/03 (1) 12/31/04 (1) 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 Cash Provided by Operating Activities 1,023$ 365$ 617$ 803$ 867$ 776$ 852$ 1,097$ 1,248$ 985$ Less: Changes in Bal. of Trade Rec. Sold (270) 235 110 - - - - - - - Collections of Direct Finance Leases 67 66 66 61 64 69 65 62 61 65 Proceeds from Sale (Prim. Rev. Earn. Equip.) 230 173 152 210 331 333 332 373 262 216 Proceeds from Sale & Leaseback of Assets - - - 13 118 - - 150 - - Other Investing, Net 4 (4) 4 4 1 - 2 2 - - Total Cash Generated 1,054 835 949 1,091 1,381 1,179 1,252 1,684 1,571 1,266 Capital Expenditures (2) (1,296) (704) (582) (734) (1,092) (1,387) (1,691) (1,304) (1,230) (652) Free Cash Flow (3) (242)$ 131$ 367$ 357$ 289$ (208)$ (439)$ 380$ 341$ 614$ Memo: Depreciation Expense 580$ 545$ 552$ 625$ 706$ 735$ 739$ 811$ 836$ 881$ Gains on Vehicle Sales, Net 19$ 12$ 14$ 16$ 35$ 47$ 51$ 44$ 39$ 12$ (1) Amounts have not been recasted for discontinued operations (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) Free Cash Flow excludes acquisitions and changes in restricted cash. Cash Flow Reconciliation 47

Proprietary and Confidential | Cash Flow Reconciliation 12/31/10 12/31/11 12/31/12 12/31/13 Cash Provided by Operating Activities from Continuing Operations 1,028$ 1,042$ 1,134$ 1,223$ Proceeds from Sales (Primarily Revenue Earning Equipment) 235 300 413 452 Proceeds from Sale and Leaseback of Assets - 37 130 - Collections of Direct Finance Leases 62 62 72 71 Other, net 3 - - 8 Total Cash Generated 1,328 1,442 1,749 1,754 Capital Expenditures (1) (1,070) (1,699) (2,133) (2,140) Free Cash Flow (2) 258$ (257)$ (384)$ (386)$ Memo: Depreciation Expense 834$ 872$ 940$ 957$ Gains on Vehicle Sales, Net 29$ 63$ 89$ 96$ ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash. 48

Proprietary and Confidential |